UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3450

Name of Fund: Merrill Lynch Focus Value Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Focus Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 07/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Focus Value Fund, Inc.

Annual Report
July 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Focus Value Fund, Inc.

Portfolio Information as of July 31, 2004

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
The Topps Company, Inc. .....................................            4.7%
Raytheon Company ............................................            4.6
Exxon Mobil Corporation .....................................            4.0
Viacom, Inc. (Class B) ......................................            3.7
Norfolk Southern Corporation ................................            3.4
Citigroup Inc. ..............................................            3.2
J.P. Morgan Chase & Co. .....................................            3.1
GlobalSantaFe Corporation ...................................            3.1
Kimberly-Clark Corporation ..................................            3.0
Hewlett-Packard Company .....................................            2.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Asset Mix                                                             Net Assets
--------------------------------------------------------------------------------
Stocks ......................................................           96.7%
Bonds .......................................................            0.8
Cash & Cash Equivalents .....................................            2.5
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Media .......................................................            9.8%
Aerospace & Defense .........................................            9.8
Diversified Financial Services ..............................            6.3
Capital Markets .............................................            5.9
Oil & Gas ...................................................            5.7
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


2          MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

A Letter From the President

Dear Shareholder

The year is more than half behind us, and it seems appropriate to take a step back and put 2004 into context. In recent months, the Federal Reserve Board (the
Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. In a much-anticipated move, the Fed raised the Federal Funds rate 25 basis points (.25%) on June 30, representing the first interest rate increase in four years. Shortly after period-end, the Fed announced an additional 25 basis point interest rate hike, bringing the target short-term interest rate to 1.50% -- still low by historical standards. The Fed has been very deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets. Still, the Fed has stated that it may move more aggressively if inflation and economic growth accelerate more than anticipated.

While inflation has moved up on a cyclical basis, this is an indication that the Fed has been successful in avoiding deflation -- just as it set out to do a year ago. The challenge now is to normalize interest rates in order to keep inflation within acceptable limits. The futures curve currently projects further increases in short-term interest rates before year-end.

In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election. Notwithstanding these concerns, equities were due for a pause given that the Standard & Poor's 500 (S&P 500) Index rose nearly 50% between its March 2003 low and the highs of early 2004. Under the circumstances, the market decline in recent months has been minor. For the six-month and 12-month periods ended July 31, 2004, the S&P 500 Index returned -1.78% and +13.17%, respectively. Supporting the stock market, despite the aforementioned uncertainties, was continued strong corporate earnings growth. Company reports have continued to surprise investors, in many cases still exceeding consensus earnings forecasts.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004               3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      Merrill Lynch Focus Value Fund, Inc. provided competitive returns for the fiscal year, benefiting from a focus on stocks leveraged to an economic recovery.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2004, Merrill Lynch Focus Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +17.09%, +16.11%, +16.14%, +17.37% and +16.68%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) Fund performance exceeded the +13.17% return of the Standard & Poor's 500 (S&P 500) Index and were generally competitive with the +17.68% return of the Russell 1000 Value Index for the same period. In addition, Fund results were slightly ahead of the +16.61% average return of the Lipper Multi-Cap Value Funds category for the 12-month period ended July 31, 2004. (Funds in this Lipper category invest in companies in a variety of market-capitalization ranges and that are considered to be undervalued relative to a major unmanaged stock index.)

We entered the period positioned to benefit from an economic upturn. In fact, the economically sensitive areas of the market did perform quite well during the past 12 months. Sectors such as consumer discretionary, industrials, materials, technology and energy were all positively influenced by a recovering economy. Amid these conditions, our procyclical bias paid off.

Fund performance during the past year was primarily driven by four industry groups -- industrials, consumer discretionary, materials and consumer staples. The industrials and materials areas of the stock market are particularly sensitive to economic activity, and the Fund's investments in these sectors contributed positively to performance. An uptick in the economy led to improving business conditions in the aerospace segment, benefiting companies such as The Boeing Company, Goodrich Corporation, Honeywell International Inc. and Raytheon Company. On the materials side, the earnings of Arch Coal, Inc. increased significantly due to higher coal prices, which were prompted by increased economic activity and restrained incremental supply -- that is, prices rose with increasing demand, but supply continued to lag.

In the consumer discretionary sector, our retail investments provided positive performance. In particular, Foot Locker, Inc. performed well as the company transitioned from a multi-concept retail model to a focus on one vital business -- athletic footwear and apparel. That core business is growing, especially internationally, and the company's stock remains attractively valued. Toys 'R' Us, Inc. also performed extremely well. It appears that investors began to recognize the value inherent in the company's real estate as Toys 'R' Us considered potential property sales. The company's international toy retailing business and its Babies 'R' Us concept also continue to do well.

In consumer staples, performance benefited primarily from three investments -- ConAgra Foods, Inc., Tyson Foods and Kimberly-Clark Corporation. ConAgra Foods and Tyson both benefited from rising poultry prices during the past year. Kimberly-Clark, maker of Huggies products and Kleenex tissues, among other things, continued its transition from highly capital-intensive businesses toward those that are generating superior returns. The company remains valued somewhat like a paper company, as Wall Street continues to underappreciate its transformation into a branded products company.

In the health care sector, Beverly Enterprises, Inc. performed exceptionally well. Like Kimberly-Clark, Beverly is reallocating its capital away from the capital-intensive business of nursing homes and toward the less-intensive and higher-return business of hospice care. The company's balance sheet has been repaired, free cash flow is growing and the valuation remains attractive. Select technology stocks also contributed positively to performance as they came off the very low base set a year ago. Business conditions improved in the communication equipment sector, benefiting companies such as 3Com Corporation and Lucent Technologies Inc. We successfully traded positions in Nokia and Celestica during the period.

Although no major themes detracted from performance during the year, relative results were hindered somewhat by a few individual stock decisions. Our repurchase of Viacom, Inc. in December proved to be premature, as the recovery in advertising spending had been slower than expected given the level of economic improvement. We also took a position in Delta Airlines, based on our belief that an improving economy and increasing passenger traffic would lead to a recovery in the company's fortunes. We were aware of the need for cost-cutting by the company, but felt that once the lower costs


4          MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004
were coupled with the high revenues, earnings would recover to attractive levels. However, the pilots in the company have been unwilling to accept cuts in their memberships or pay scale, and the company remains close to bankruptcy. As a result, we liquidated our position in Delta at a loss.

Two technology stocks -- Agere Systems Inc., bought later in the period, and LSI Logic Corporation, a long-time holding -- negatively impacted performance as investors recently became concerned about the direction of the economic recovery and the seasonally slower demand that the industry experiences during the summer. We continue to believe that the current stock prices do not reflect the long-term earnings potential of these companies; therefore, we maintained our positions as of period-end.

What changes were made to the portfolio during the year?

Throughout the period, we took the opportunity to shift assets among sectors based on the normal vagaries of the market. As stocks came in and out of favor during the course of the year, we did just what you would expect a contrarian investor to do. That is, during periods of aggressiveness by the market, we played defense. During periods of defensiveness by the market, we got a little more aggressive, buying economically sensitive stocks.

For example, when investors were becoming more comfortable with risk and started chasing beta (that is, riskier investments) in pursuit of higher returns, certain consumer staples stocks began to look attractively priced, in our view. Therefore, we added stocks such as Coca-Cola Enterprises, Unilever, ConAgra Foods and Tyson Foods. These all represent very stable stocks trading at attractive multiples to free cash flow and with good dividend yields. When market sentiment changed and investors shifted their focus to some of the safe-haven names, the more cyclical areas of the market became more appealing to us. At this point, we purchased railroad company Norfolk Southern Corporation, International Paper Company, Viacom, Inc. and General Electric Company. The portfolio started acquiring stocks that were more sensitive to changes in the overall economy, bringing us to where we stand now, which is leveraged toward a continually improving economic backdrop.

How would you characterize the portfolio's position at the close of the period?

We ended the period positioned for a continued improvement in the economy. Corporate earnings have clearly surpassed expectations, driven in part by increasing demand and an improving economy, but also by a major corporate restructuring that has taken place in the United States over the past few years. This included cost controls, debt restructuring and reduction, and strengthening of balance sheets on the part of U.S. companies. With 30% earnings growth in the first quarter of 2004, the second quarter will be hard pressed to follow. Nonetheless, corporate earnings are still expected to exceed expectations in the second quarter, with similar numbers projected for the third and fourth quarters. Historically, when the rate of earnings growth declines, the market goes through a digestive period where investors need to be convinced that what they're seeing is a slowdown and not the start of a march toward recession. Coming out of the last recession, for example, corporate profits peaked in 1993. This was followed by a very difficult 1994 for the equity markets. However, as it became clear to investors that the economy was poised for moderate growth (not too hot, not too cold), the stock market generated very attractive returns over the five years that followed.

In summary, we have been and continue to be exposed to companies that we believe will benefit the most from an expanding economy. Despite recently sluggish employment numbers and high oil prices, cyclical stocks remain attractively priced, in our view, given their earnings and cash-generating potential. We believe the economic softness in June and July represents a typical slowdown as the economy transitions from a rapid growth phase to a more moderate and sustainable pace. Employment growth, although weak, is still rising; interest rates remain low on a historical basis; consumer confidence is trending higher; and Corporate America is flush with cash, which companies are deploying in shareholder-friendly ways. While we acknowledge that the rate of earnings growth might have peaked, the market historically has performed well during periods of positive, albeit modest, earnings growth.

The Fund remains overweight relative to the benchmark in consumer discretionary (primarily media-related stocks), industrials and information technology, as we believe stocks in these sectors are trading at modest valuation levels. The portfolio is underweight in financials, telecommunication services and utilities.

Robert J. Martorelli
Vice President and Co-Portfolio Manager

Kevin M. Rendino
Vice President and Co-Portfolio Manager

August 9, 2004


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004               5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                        6-Month        12-Month       10-Year/ Since Inception
As of July 31, 2004                                  Total Return    Total Return            Total Return
==============================================================================================================
ML Focus Value Fund, Inc. Class A Shares*               -3.05%          +17.09%                 +172.26%
--------------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class B Shares*               -3.46           +16.11                  +156.37
--------------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class C Shares*               -3.44           +16.14                  +152.12
--------------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class I Shares*               -2.95           +17.37                  +183.88
--------------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class R Shares*               -3.25           +16.68                  + 30.68
--------------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                           +0.70           +17.68          +214.45/+216.44/+29.25
--------------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                     -1.78           +13.17          +186.30/+180.31/+24.62
--------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception total return periods are 10 years for Class B & Class I Shares; from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.

      Russell 1000 is a registered trademark of the Frank Russell Company.

      S&P 500 is a registered trademark of McGraw-Hill Companies.


6          MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from October 21, 1994 to July 2004:

                                    10/21/94**       7/95              7/96             7/97              7/98             7/99
ML Focus Value Fund, Inc.+--
Class A Shares*                     $ 9,475          $10,585           $11,061          $14,318           $15,850          $19,633

ML Focus Value Fund, Inc.+--
Class C Shares*                     $10,000          $11,099           $11,509          $14,777           $16,239          $19,965

                                    7/00             7/01              7/02             7/03              7/04
ML Focus Value Fund, Inc.+--
Class A Shares*                     $22,141          $23,852           $18,353          $22,032           $25,797

ML Focus Value Fund, Inc.+--
Class C Shares*                     $22,330          $23,872           $18,206          $21,709           $25,212

                                    10/31/94         7/95              7/96             7/97              7/98             7/99
Russell 1000 Value
Index++                             $10,000          $12,166           $14,099          $20,983           $24,699          $28,401

S&P 500 Index+++                    $10,000          $12,347           $14,393          $21,897           $26,120          $31,397

                                    7/00             7/01              7/02             7/03              7/04
Russell 1000 Value
Index++                             $26,982          $29,340           $24,282          $26,891           $31,644

S&P 500 Index+++                    $34,215          $29,312           $22,386          $24,768           $28,031

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Focus Value Fund, Inc. invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/04                                +17.09%         +10.94%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                              + 5.61          + 4.48
--------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/04                                       +10.79          +10.18
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 7/31/04                                 +16.14%         +15.14%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                               + 4.78          + 4.78
--------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/04                                        + 9.92          + 9.92
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004               7

[LOGO] Merrill Lynch Investment Managers

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from July 1994 to July 2004:

                                    7/94             7/95              7/96             7/97              7/98
ML Focus Value Fund, Inc.+--
Class B Shares*                     $10,000          $11,283           $11,697          $15,028           $16,507

ML Focus Value Fund, Inc.+--
Class I Shares*                     $ 9,475          $10,793           $11,309          $14,677           $16,289

                                    7/99             7/00              7/01             7/02              7/03             7/04
ML Focus Value Fund, Inc.+--
Class B Shares*                     $20,298          $22,704           $24,272          $18,522           $22,080          $25,637

ML Focus Value Fund, Inc.+--
Class I Shares*                     $20,223          $22,859           $24,688          $19,023           $22,916          $26,897

                                    7/94             7/95              7/96             7/97              7/98
Russell 1000 Value
Index++                             $10,000          $12,090           $14,010          $20,851           $24,544

S&P 500 Index+++                    $10,000          $12,611           $14,700          $22,365           $26,678

                                    7/99             7/00              7/01             7/02              7/03             7/04
Russell 1000 Value
Index++                             $28,222          $26,812           $29,155          $24,129           $26,722          $31,445

S&P 500 Index+++                    $32,068          $34,946           $29,938          $22,864           $25,298          $28,630

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Focus Value Fund, Inc. invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                       Return          Return
                                                    Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 7/31/04                                 +16.11%        +12.11%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                               + 4.78         + 4.50
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                                + 9.87         + 9.87
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 7/31/04                               +17.37%         +11.21%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                             + 5.87          + 4.73
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                              +11.00          +10.40
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8          MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class R Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from January 3, 2003 to July 2004:

                                      1/03/03**        7/03              7/04
ML Focus Value Fund, Inc.+--
Class R Shares*                       $10,000          $11,200           $13,068

Russell 1000 Value
Index++                               $10,000          $10,983           $12,925

S&P 500 Index+++                      $10,000          $11,012           $12,462

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Focus Value Fund, Inc. invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future results.

Average Annual Total Return

Class R Shares                                                            Return
================================================================================
One Year Ended 7/31/04                                                   +16.68%
--------------------------------------------------------------------------------
Inception (1/03/03) through 7/31/04                                      +18.55%
--------------------------------------------------------------------------------


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004               9

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees, and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2004 and held through July 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                 Expenses Paid
                             Beginning          Ending        During the Period*
                           Account Value     Account Value     February 1, 2004
                         February 1, 2004    July 31, 2004     to July 31, 2004
================================================================================
Actual
================================================================================
Class A                        $1,000          $  969.50            $ 6.48
--------------------------------------------------------------------------------
Class B                        $1,000          $  965.40            $10.24
--------------------------------------------------------------------------------
Class C                        $1,000          $  965.60            $10.24
--------------------------------------------------------------------------------
Class I                        $1,000          $  970.50            $ 5.26
--------------------------------------------------------------------------------
Class R                        $1,000          $  967.50            $ 7.70
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Class A                        $1,000          $1,018.35            $ 6.64
--------------------------------------------------------------------------------
Class B                        $1,000          $1,014.51            $10.50
--------------------------------------------------------------------------------
Class C                        $1,000          $1,014.51            $10.50
--------------------------------------------------------------------------------
Class I                        $1,000          $1,019.60            $ 5.39
--------------------------------------------------------------------------------
Class R                        $1,000          $1,017.10            $ 7.90
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Class A, 2.09% for Class B, 2.09% for Class C, 1.07% for Class I and 1.57% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half-year divided by 365.


10         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Schedule of Investments

                          Industry*                         Shares Held     Common Stocks                                 Value
===================================================================================================================================
Discount to               Communications Equipment--1.8%      1,438,900    +3Com Corporation                          $   7,093,777
Assets--7.4%              ---------------------------------------------------------------------------------------------------------
                          Energy Equipment & Service--3.1%      449,500     GlobalSantaFe Corporation (e)                12,316,300
                          ---------------------------------------------------------------------------------------------------------
                          Media--2.5%                         1,164,460    +Liberty Media Corporation (Class A)           9,874,621
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Discount to Assets                     29,284,698
===================================================================================================================================
Earnings                  Aerospace & Defense--5.2%             360,800     Goodrich Corporation                         11,664,664
Turnaround--54.4%                                               243,100     Honeywell International Inc.                  9,142,991
                          ---------------------------------------------------------------------------------------------------------
                          Capital Markets--3.8%                  35,400     The Goldman Sachs Group, Inc.                 3,121,926
                                                                217,400     Mellon Financial Corporation (e)              5,974,152
                                                                124,500     Morgan Stanley                                6,141,585
                          ---------------------------------------------------------------------------------------------------------
                          Commercial Banks--1.6%                222,600     U.S. Bancorp                                  6,299,580
                          ---------------------------------------------------------------------------------------------------------
                          Electric Utilities--0.3%               41,400     The Southern Company                          1,212,192
                          ---------------------------------------------------------------------------------------------------------
                          Energy Equipment &                    429,900    +Grant Prideco, Inc. (e)                       8,120,811
                          Service--2.0%
                          ---------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--4.7%      2,008,400     The Topps Company, Inc.                      18,959,296
                          ---------------------------------------------------------------------------------------------------------
                          Food Products--1.5%                    98,400     Unilever NV (NY Registered Shares)            6,034,872
                          ---------------------------------------------------------------------------------------------------------
                          Hotels, Restaurants &                 144,400     McDonald's Corporation                        3,971,000
                          Leisure--1.0%
                          ---------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--2.2%        260,300     General Electric Company                      8,654,975
                          ---------------------------------------------------------------------------------------------------------
                          Insurance--1.6%                       241,400     Aon Corporation (e)                           6,382,616
                          ---------------------------------------------------------------------------------------------------------
                          Media--3.7%                           443,800     Viacom, Inc. (Class B)                       14,907,242
                          ---------------------------------------------------------------------------------------------------------
                          Oil & Gas--5.7%                       349,100     Exxon Mobil Corporation                      16,163,330
                                                                126,300     Kerr-McGee Corporation                        6,630,750
                          ---------------------------------------------------------------------------------------------------------
                          Paper & Forest Products--2.0%         187,200     International Paper Company (e)               8,092,656
                          ---------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--1.0%                 100,400     GlaxoSmithKline PLC (ADR) (a)                 4,111,380
                          ---------------------------------------------------------------------------------------------------------
                          Road & Rail--3.4%                     513,500     Norfolk Southern Corporation                 13,705,315
                          ---------------------------------------------------------------------------------------------------------
                          Semiconductors &                      266,200    +Advanced Micro Devices, Inc. (e)              3,324,838
                          Semiconductor Equipment--5.0%       5,402,600    +Agere Systems Inc. (Class B)                  6,104,938
                                                              2,166,900    +LSI Logic Corporation (e)                    11,029,521
                          ---------------------------------------------------------------------------------------------------------
                          Software--5.3%                      1,150,800    +Borland Software Corporation                  9,517,116
                                                              2,519,400    +Parametric Technology Corporation            11,438,076
                          ---------------------------------------------------------------------------------------------------------
                          Specialty Retail--4.4%                453,600     Foot Locker, Inc.                            10,206,000
                                                                466,200    +Toys 'R' Us, Inc. (e)                         7,673,652
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Earnings Turnaround                   218,585,474
===================================================================================================================================
Financial                 Construction & Engineering--0.0%      750,366    +New Millennium Homes, LLC (g)                       750
Restructuring--0.0%       ---------------------------------------------------------------------------------------------------------
                                                                            Total Financial Restructuring                       750
===================================================================================================================================


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              11

[LOGO] Merrill Lynch Investment Managers

                          Industry*                         Shares Held     Common Stocks                                 Value
===================================================================================================================================
Operational               Aerospace & Defense--4.6%             553,900     Raytheon Company (e)                      $  18,583,365
Restructuring--29.4%      ---------------------------------------------------------------------------------------------------------
                          Capital Markets--2.1%                 293,600     The Bank of New York Company, Inc.            8,435,128
                          ---------------------------------------------------------------------------------------------------------
                          Chemicals--2.0%                       186,600     E.I. du Pont de Nemours and Company           7,999,542
                          ---------------------------------------------------------------------------------------------------------
                          Computers & Peripherals--2.9%         580,500     Hewlett-Packard Company (e)                  11,697,075
                          ---------------------------------------------------------------------------------------------------------
                          Diversified Financial                 331,440     J.P. Morgan Chase & Co.                      12,372,655
                          Services--3.1%
                          ---------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication         326,900     Sprint Corporation (e)                        6,106,492
                          Services--1.5%
                          ---------------------------------------------------------------------------------------------------------
                          Food Products--1.2%                   185,700     ConAgra Foods, Inc.                           4,828,200
                          ---------------------------------------------------------------------------------------------------------
                          Health Care Providers &             1,386,000    +Beverly Enterprises, Inc.                    10,921,680
                          Services--2.7%
                          ---------------------------------------------------------------------------------------------------------
                          Household Products--3.0%              183,300     Kimberly-Clark Corporation                   11,744,031
                          ---------------------------------------------------------------------------------------------------------
                          IT Services--2.6%                     998,600    +Unisys Corporation                           10,225,664
                          ---------------------------------------------------------------------------------------------------------
                          Media--3.7%                           252,000    +Comcast Corporation (Special Class
                                                                            A) (e)                                        6,753,600
                                                                489,500    +Time Warner Inc. (e)                          8,150,175
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Operational Restructuring             117,817,607
===================================================================================================================================
Price to Book--5.5%       Diversified Financial                 290,600     Citigroup Inc.                               12,812,554
                          Services--3.2%
                          ---------------------------------------------------------------------------------------------------------
                          Insurance--1.3%                       144,445     The St. Paul Companies, Inc.                  5,354,576
                          ---------------------------------------------------------------------------------------------------------
                          Metals & Mining--1.0%                 113,900     Arch Coal, Inc.                               3,846,403
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Price to Book                          22,013,533
                          =========================================================================================================
                                                                            Total Common Stocks
                                                                            (Cost--$343,078,376)--96.7%                 387,702,062
                          =========================================================================================================

                                                            Face Amount     Corporate Bonds
===================================================================================================================================
Financial                 Construction &                    $ 5,021,000    +New Millennium Homes, 0%
Restructuring--0.8%       Engineering--0.8%                                 due 12/31/2007 (b)(g)                         3,163,230
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Corporate Bonds
                                                                            (Cost--$4,396,479)--0.8%                      3,163,230
                          =========================================================================================================

                                                            Shares Held     Preferred Stock
===================================================================================================================================
Financial                 Construction &                          5,414    +New Millennium Homes (Convertible)
Restructuring--0.0%       Engineering--0.0%                                 (g)                                             135,350
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Preferred Stock
                                                                            (Cost--$395)--0.0%                              135,350
                          =========================================================================================================

                                                    Beneficial Interest     Other Interests (f)
===================================================================================================================================
Financial                 Oil & Gas--0.0%                   $ 1,981,437     WRT--Litigation Trust Certificates                    0
Restructuring--0.0%       ---------------------------------------------------------------------------------------------------------
                                                                            Total Other Interests
                                                                            (Cost--$202,416)--0.0%                                0
===================================================================================================================================


12         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Schedule of Investments (concluded)

                                                    Beneficial Interest     Short-Term Securities                         Value
                          =========================================================================================================
                                                            $ 9,476,694     Merrill Lynch Liquidity Series,
                                                                            LLC Cash Sweep (c)                        $   9,476,694
                                                             66,726,550     Merrill Lynch Liquidity Series,
                                                                            LLC Money Market Series (c)(d)               66,726,550
                          ---------------------------------------------------------------------------------------------------------
                                                                            Total Short-Term Securities
                                                                            (Cost--$76,203,244)--19.0%                   76,203,244
                          =========================================================================================================
                          Total Investments (Cost--$423,880,910**)--116.5%                                              467,203,886

                          Liabilities in Excess of Other Assets--(16.5%)                                                (66,112,256)
                                                                                                                      -------------
                          Net Assets--100.0%                                                                          $ 401,091,630
                                                                                                                      =============

+     Non-income producing security.
* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation/depreciation of investments as of July 31, 2004, as computed for federal income tax purposes were as follows:

      -------------------------------------------------------------------------
      Aggregate cost ....................................          $424,536,091
                                                                   ============
      Gross unrealized appreciation .....................          $ 61,547,716
      Gross unrealized depreciation .....................           (18,879,921)
                                                                   ------------
      Net unrealized appreciation .......................          $ 42,667,795
                                                                   ============

(a)   American Depositary Receipts (ADR).
(b)   Represents a zero coupon bond.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                       Net             Dividend
      Affiliate                                      Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                         $(20,551,509)    $    238,381

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                         $ 34,283,890     $     33,470

      Merrill Lynch Premier
       Institutional Fund                           (21,628,440)    $     10,731
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f) Other interests represent beneficial interest in liquidation trusts and other reorganizational entities and are non-income producing.
(g)   Restricted securities as to resale.

      --------------------------------------------------------------------------
                                  Acquisition
      Issue                         Date(s)                Cost         Value
      --------------------------------------------------------------------------
      New Millennium               4/26/1996 -
       Homes, LLC                  8/29/1997            $2,891,337    $      750

      New Millennium               8/29/1997 -
       Homes, LLC (Preferred)      3/05/1999                   395       135,350

      New Millennium
       Homes, LLC                  8/29/1997 -
       0% due 12/31/07             3/05/1999             4,396,479     3,163,230
      --------------------------------------------------------------------------
      Total                                             $7,288,211    $3,299,330
                                                        ========================

      See Notes to Financial Statements.


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              13

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of July 31, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including
                        securities loaned of $64,996,215) (identified cost--$347,677,666)                      $ 391,000,642
                       Investments in affiliated securities, at value (identified
                        cost--$76,203,244) ..............................................                         76,203,244
                       Receivables:
                          Securities sold ...............................................    $   1,421,103
                          Dividends .....................................................          720,702
                          Capital shares sold ...........................................          179,405
                          Interest from affiliates ......................................           20,364
                          Securities lending--net .......................................            1,967         2,343,541
                                                                                             -------------
                       Prepaid expenses and other assets ................................                             29,427
                                                                                                               -------------
                       Total assets .....................................................                        469,576,854
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ........................                         66,726,550
                       Payables:
                          Securities purchased ..........................................          837,823
                          Capital shares redeemed .......................................          359,017
                          Investment adviser ............................................          293,748
                          Distributor ...................................................          105,793
                          Other affiliates ..............................................          101,551         1,697,932
                                                                                             -------------
                       Accrued expenses .................................................                             60,742
                                                                                                               -------------
                       Total liabilities ................................................                         68,485,224
                                                                                                               -------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets .......................................................                      $ 401,091,630
                                                                                                               =============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
                        authorized ......................................................                      $   1,133,762
                       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                        authorized ......................................................                            517,520
                       Class C Shares of Common Stock, $.10 par value, 50,000,000 shares
                        authorized ......................................................                            312,537
                       Class I Shares of Common Stock, $.10 par value, 50,000,000 shares
                        authorized ......................................................                          1,414,848
                       Class R Shares of Common Stock, $.10 par value, 100,000,000 shares
                        authorized ......................................................                              3,437
                       Paid-in capital in excess of par .................................                        394,017,142
                       Accumulated realized capital losses on investments--net ..........    $ (39,630,592)
                       Unrealized appreciation on investments--net ......................       43,322,976
                                                                                             -------------
                       Total accumulated earnings--net ..................................                          3,692,384
                                                                                                               -------------
                       Net Assets .......................................................                      $ 401,091,630
                                                                                                               =============
============================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $136,688,048 and 11,337,619 shares
                        outstanding .....................................................                      $       12.06
                                                                                                               =============
                       Class B--Based on net assets of $57,811,858 and 5,175,201 shares
                        outstanding .....................................................                      $       11.17
                                                                                                               =============
                       Class C--Based on net assets of $34,178,630 and 3,125,365 shares
                        outstanding .....................................................                      $       10.94
                                                                                                               =============
                       Class I--Based on net assets of $172,023,671 and 14,148,481 shares
                        outstanding .....................................................                      $       12.16
                                                                                                               =============
                       Class R--Based on net assets of $389,423 and 34,368 shares
                        outstanding .....................................................                      $       11.33
                                                                                                               =============

      See Notes to Financial Statements.


14         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Statement of Operations

For the Year Ended July 31, 2004
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $28,185 foreign withholding tax) ...............                      $   5,605,642
                       Interest from affiliates .........................................                            238,381
                       Securities lending--net ..........................................                             44,201
                                                                                                               -------------
                       Total income .....................................................                          5,888,224
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $   4,141,868
                       Account maintenance and distribution fees--Class B ...............          679,720
                       Account maintenance and distribution fees--Class C ...............          348,493
                       Account maintenance fees--Class A ................................          339,234
                       Transfer agent fees--Class I .....................................          248,711
                       Transfer agent fees--Class A .....................................          192,252
                       Accounting services ..............................................          172,424
                       Transfer agent fees--Class B .....................................          110,617
                       Professional fees ................................................           74,877
                       Custodian fees ...................................................           70,217
                       Registration fees ................................................           60,026
                       Transfer agent fees--Class C .....................................           59,335
                       Printing and shareholder reports .................................           51,616
                       Directors' fees and expenses .....................................           18,749
                       Pricing fees .....................................................            1,261
                       Account maintenance and distribution fees--Class R ...............              955
                       Transfer agent fees--Class R .....................................              269
                       Other ............................................................           40,147
                                                                                             -------------
                       Total expenses before waiver .....................................        6,610,771
                       Waiver of expenses ...............................................         (692,801)
                                                                                             -------------
                       Total expenses after waiver ......................................                          5,917,970
                                                                                                               -------------
                       Investment loss--net .............................................                            (29,746)
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Gain on Investments--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized gain from investments--net ..............................                         44,470,394
                       Change in unrealized appreciation from investments--net ..........                         19,365,944
                                                                                                               -------------
                       Total realized and unrealized gain on investments--net ...........                         63,836,338
                                                                                                               -------------
                       Net Increase in Net Assets Resulting from Operations .............                      $  63,806,592
                                                                                                               =============

      See Notes to Financial Statements.


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              15

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                   For the Year Ended
                                                                                                         July 31,
                                                                                             -------------------------------
Increase (Decrease) in Net Assets:                                                                2004              2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment loss--net .............................................    $     (29,746)    $  (1,261,569)
                       Realized gain (loss) on investments--net .........................       44,470,394       (43,272,143)
                       Change in unrealized appreciation on investments--net ............       19,365,944       109,769,837
                                                                                             -------------------------------
                       Net increase in net assets resulting from operations .............       63,806,592        65,236,125
                                                                                             -------------------------------
============================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                        transactions ....................................................      (43,505,395)      (59,592,424)
                                                                                             -------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .....................................       20,301,197         5,643,701
                       Beginning of year ................................................      380,790,433       375,146,732
                                                                                             -------------------------------
                       End of year* .....................................................    $ 401,091,630     $ 380,790,433
                                                                                             ===============================
                          * Accumulated investment loss--net ............................               --     $    (371,452)
                                                                                             ===============================

      See Notes to Financial Statements.


16         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Financial Highlights

                                                                                        Class A
The following per share data and ratios have been derived -----------------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended July 31,
                                                          -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                    2004           2003+           2002+           2001+           2000+
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ...   $  10.30       $   8.58        $  12.01        $  13.86        $  13.67
                                                          -----------------------------------------------------------------------
                 Investment income(loss)--net** .......        .01           (.02)           (.01)            .05             .08
                 Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net ...................       1.75           1.74           (2.70)            .94            1.56
                                                          -----------------------------------------------------------------------
                 Total from investment operations .....       1.76           1.72           (2.71)            .99            1.64
                                                          -----------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ............         --             --              --            (.05)           (.14)
                    In excess of investment income--net         --             --              --            (.04)           (.01)
                    Realized gain on investments--net .         --             --            (.72)          (2.75)          (1.30)
                                                          -----------------------------------------------------------------------
                 Total dividends and distributions ....         --             --            (.72)          (2.84)          (1.45)
                                                          -----------------------------------------------------------------------
                 Net asset value, end of year .........   $  12.06       $  10.30        $   8.58        $  12.01        $  13.86
                                                          =======================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...      17.09%         20.05%         (23.06%)          7.73%          12.77%
                                                          =======================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ..............       1.34%          1.42%           1.41%           1.49%           1.46%
                                                          =======================================================================
                 Expenses .............................       1.51%          1.57%           1.54%           1.49%           1.46%
                                                          =======================================================================
                 Investment income (loss)--net ........        .08%          (.23%)          (.12%)           .45%            .55%
                                                          =======================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)   $136,688       $120,193        $109,033        $119,272        $106,748
                                                          =======================================================================
                 Portfolio turnover ...................      91.79%         54.67%         123.59%         112.13%          95.11%
                                                          =======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              17

[LOGO] Merrill Lynch Investment Managers

                                                                                        Class B
The following per share data and ratios have been derived -----------------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended July 31,
                                                          -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                    2004           2003            2002            2001            2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ...   $   9.62       $   8.07        $  11.36        $  13.23        $  13.06
                                                          -----------------------------------------------------------------------
                 Investment loss--net** ...............       (.08)          (.09)           (.09)           (.03)           (.02)
                 Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net ...................       1.63           1.64           (2.54)            .89            1.47
                                                          -----------------------------------------------------------------------
                 Total from investment operations .....       1.55           1.55           (2.63)            .86            1.45
                                                          -----------------------------------------------------------------------
                 Less dividends and distributions:
                  Investment income--net ..............         --             --              --            (.01)             --+
                  In excess of investment income--net .         --             --              --            (.01)             --+
                  Realized gain on investments--net ...         --             --            (.66)          (2.71)          (1.28)
                                                          -----------------------------------------------------------------------
                 Total dividends and distributions ....         --             --            (.66)          (2.73)          (1.28)
                                                          -----------------------------------------------------------------------
                 Net asset value, end of year .........   $  11.17       $   9.62        $   8.07        $  11.36        $  13.23
                                                          =======================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...      16.11%         19.21%         (23.69%)          6.91%          11.85%
                                                          =======================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ..............       2.11%          2.20%           2.18%           2.26%           2.23%
                                                          =======================================================================
                 Expenses .............................       2.27%          2.35%           2.30%           2.26%           2.23%
                                                          =======================================================================
                 Investment loss--net .................       (.70%)        (1.02%)          (.89%)          (.27%)          (.12%)
                                                          =======================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)   $ 57,812       $ 67,382        $ 79,617        $132,202        $165,524
                                                          =======================================================================
                 Portfolio turnover ...................      91.79%         54.67%         123.59%         112.13%          95.11%
                                                          =======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $(.01) per share.

            See Notes to Financial Statements.


18         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

                                                                                        Class C
The following per share data and ratios have been derived -----------------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended July 31,
                                                          -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                    2004           2003            2002            2001            2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ...   $   9.42       $   7.90        $  11.17        $  13.07        $  12.94
                                                          -----------------------------------------------------------------------
                 Investment loss--net** ...............       (.08)          (.08)           (.09)           (.04)           (.03)
                 Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net ...................       1.60           1.60           (2.50)            .88            1.47
                                                          -----------------------------------------------------------------------
                 Total from investment operations .....       1.52           1.52           (2.59)            .84            1.44
                                                          -----------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ............         --             --              --            (.02)           (.01)
                    In excess of investment income--net         --             --              --            (.01)             --+
                    Realized gain on investments--net .         --             --            (.68)          (2.71)          (1.30)
                                                          -----------------------------------------------------------------------
                 Total dividends and distributions ....         --             --            (.68)          (2.74)          (1.31)
                                                          -----------------------------------------------------------------------
                 Net asset value, end of year .........   $  10.94       $   9.42        $   7.90        $  11.17        $  13.07
                                                          =======================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...      16.14%         19.24%         (23.73%)          6.90%          11.85%
                                                          =======================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ..............       2.12%          2.21%           2.19%           2.27%           2.24%
                                                          =======================================================================
                 Expenses .............................       2.28%          2.36%           2.32%           2.27%           2.24%
                                                          =======================================================================
                 Investment loss--net .................       (.70%)        (1.02%)          (.88%)          (.39%)          (.24%)
                                                          =======================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)   $ 34,179       $ 31,492        $ 31,763        $ 16,776        $ 11,570
                                                          =======================================================================
                 Portfolio turnover ...................      91.79%         54.67%         123.59%         112.13%          95.11%
                                                          =======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              19

[LOGO] Merrill Lynch Investment Managers

                                                                                        Class I
The following per share data and ratios have been derived -----------------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended July 31,
                                                          -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                    2004           2003++          2002++          2001++          2000++
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ...   $  10.36       $   8.60        $  12.04        $  13.89        $  13.71
                                                          -----------------------------------------------------------------------
                 Investment income--net** .............        .04             --+            .01             .09             .12
                 Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net ...................       1.76           1.76           (2.71)            .93            1.55
                                                          -----------------------------------------------------------------------
                 Total from investment operations .....       1.80           1.76           (2.70)           1.02            1.67
                                                          -----------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ............         --             --              --            (.06)           (.18)
                    In excess of investment income--net         --             --              --            (.05)           (.01)
                    Realized gain on investments--net .         --             --            (.74)          (2.76)          (1.30)
                                                          -----------------------------------------------------------------------
                 Total dividends and distributions ....         --             --            (.74)          (2.87)          (1.49)
                                                          -----------------------------------------------------------------------
                 Net asset value, end of year .........   $  12.16       $  10.36        $   8.60        $  12.04        $  13.89
                                                          =======================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ...      17.37%         20.47%         (22.95%)          8.00%          13.03%
                                                          =======================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ..............       1.09%          1.17%           1.16%           1.24%           1.21%
                                                          =======================================================================
                 Expenses .............................       1.26%          1.32%           1.28%           1.24%           1.21%
                                                          =======================================================================
                 Investment income--net ...............        .33%           .02%            .14%            .74%            .87%
                                                          =======================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)   $172,024       $161,723        $154,734        $192,820        $223,134
                                                          =======================================================================
                 Portfolio turnover ...................      91.79%         54.67%         123.59%         112.13%          95.11%
                                                          =======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


20         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Financial Highlights (concluded)

                                                                                       Class R
                                                                          ----------------------------------
The following per share data and ratios have been derived                   For the          For the Period
from information provided in the financial statements.                    Year Ended        January 3, 2003+
                                                                           July 31,            to July 31,
Increase (Decrease) in Net Asset Value:                                      2004                 2003
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...........    $  9.71           $          8.67
                                                                           ---------------------------------
                       Investment income (loss)--net*** ...............         --@@                     .04
                       Realized and unrealized gain on investments--net       1.62                      1.00
                                                                           ---------------------------------
                       Total from investment operations ...............       1.62                      1.04
                                                                           ---------------------------------
                       Net asset value, end of period .................    $ 11.33           $          9.71
                                                                           =================================
============================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .............      16.68%                    12.00%@
                                                                           =================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ........................       1.57%                     1.67%*
                                                                           =================================
                       Expenses .......................................       1.75%                     1.82%*
                                                                           =================================
                       Investment loss--net ...........................       (.05%)                    (.27%)*
                                                                           =================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .......    $   389           $            --++
                                                                           =================================
                       Portfolio turnover .............................      91.79%                    54.67%
                                                                           =================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Focus Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


22         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $371,452 has been reclassified between accumulated net realized capital losses on investments and accumulated net investment loss and $29,746 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              23

[LOGO] Merrill Lynch Investment Managers amortization methods on fixed income securities and net operating losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. For the period August 1, 2003 to May 31, 2004, FAM waived .15% of its fee resulting in an annual fee equal to .85% of the average daily net assets of the Fund. Effective June 1, 2004, FAM agreed to waive .25% of its fee resulting in an annual fee equal to .75% of the average daily net assets of the Fund. This contract has a one year term and is renewable. For the year ended July 31, 2004, FAM earned fees of $4,141,868, of which $692,801 was waived. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ................................                .25%             --
Class B ................................                .25%            .75%
Class C ................................                .25%            .75%
Class R ................................                .25%            .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended July 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 1,425               $18,522
Class I ............................               $   628               $ 3,245
--------------------------------------------------------------------------------

For the year ended July 31, 2004, MLPF&S received contingent deferred sales charges of $73,344 and $2,008 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. As of July 31, 2004, the Fund lent securities with a value of $10,271,070 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended July 31, 2004, MLIM, LLC received $19,225 in securities lending agent fees.

For the year ended July 31, 2004, the Fund reimbursed FAM $8,470 for certain accounting services.

In addition, MLPF&S received $252,694 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2004.


24         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2004 were $354,949,200 and $374,536,692, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $43,505,395 and $59,592,424 for the year ended July 31, 2004 and for the year ended July 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            716,143        $  8,534,193
Automatic conversion of shares .........          1,073,783          12,779,849
                                                 ------------------------------
Total issued ...........................          1,789,926          21,314,042
Shares redeemed ........................         (2,121,354)        (25,217,807)
                                                 ------------------------------
Net decrease ...........................           (331,428)       $ (3,903,765)
                                                 ==============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2003                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,115,902        $ 10,008,293
Automatic conversion of shares .........          1,361,432          12,141,237
                                                 ------------------------------
Total issued ...........................          2,477,334          22,149,530
Shares redeemed ........................         (3,523,252)        (31,438,321)
                                                 ------------------------------
Net decrease ...........................         (1,045,918)       $ (9,288,791)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            798,733        $  8,796,123
Shares redeemed ........................         (1,474,994)        (16,377,636)
Automatic conversion of shares .........         (1,154,991)        (12,779,849)
                                                 ------------------------------
Net decrease ...........................         (1,831,252)       $(20,361,362)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2003                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,415,246        $ 12,132,676
Shares redeemed ........................         (2,824,190)        (23,919,437)
Automatic conversion of shares .........         (1,451,579)        (12,141,237)
                                                 ------------------------------
Net decrease ...........................         (2,860,523)       $(23,927,998)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            425,220        $  4,605,702
Shares redeemed ........................           (644,419)         (6,947,219)
                                                 ------------------------------
Net decrease ...........................           (219,199)       $ (2,341,517)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2003                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            379,209        $  3,177,634
Shares redeemed ........................         (1,054,882)         (8,592,904)
                                                 ------------------------------
Net decrease ...........................           (675,673)       $ (5,415,270)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,628,933        $ 19,598,346
Shares redeemed ........................         (3,087,919)        (36,904,286)
                                                 ------------------------------
Net decrease ...........................         (1,458,986)       $(17,305,940)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2003                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,542,400        $ 14,042,891
Shares redeemed ........................         (3,917,048)        (35,003,356)
                                                 ------------------------------
Net decrease ...........................         (2,374,648)       $(20,960,465)
                                                 ==============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2004                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................             48,440        $    570,646
Shares redeemed ........................            (14,083)           (163,457)
                                                 ------------------------------
Net increase ...........................             34,357        $    407,189
                                                 ==============================

--------------------------------------------------------------------------------
Class R Shares for the
Period January 3, 2003                                                Dollar
to July 31, 2003                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................                 12        $        100
                                                 ------------------------------
Net increase ...........................                 12        $        100
                                                 ==============================


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              25

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended July 31, 2004.

6. Distributions to Shareholders:

As of July 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $         --
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................                  --
Capital loss carryforward ...............................         (38,975,411)*
Unrealized gains--net ...................................          42,667,795**
                                                                 ------------
Total accumulated earnings--net .........................        $  3,692,384
                                                                 ============

* On July 31, 2004, the Fund had a net capital loss carryforward of $38,975,411, of which $8,284,542 expires in 2010 and $30,690,869 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


26         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Focus Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Focus Value Fund, Inc. as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Focus Value Fund, Inc. as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 17, 2004


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              27

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   125 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             160 Portfolios
            08543-9011     Director     and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1985 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since        38 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        55 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 60                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of              38 Funds        Kimco Realty
            Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986;
            Age: 69                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004 and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement
                                                 System since 1998 and Vice Chairman thereof since
                                                 2002; Director, Montpelier Foundation since 1998
                                                 and its Vice Chairman since 2000; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.


28         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 65                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993; Director, Level Playing
                                                 Field (education) from 2000 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director     2002 to  Harvard Business School: George Gund Professor        38 Funds        None
Perold      Princeton, NJ               present  of Finance and Banking since 2000; Senior             55 Portfolios
            08543-9095                           Associate Dean, Director of Faculty Recruiting
            Age: 52                              since 2001; Finance Area Chair from 1996 to
                                                 2001; Sylvan C. Coleman Professor of Financial
                                                 Management from 1993 to 2000; Director,
                                                 Genbel Securities Limited and Gensec Bank from
                                                 1999 to 2003; Director, Stockback, Inc. from 2000
                                                 to 2002; Director, Sanlam Limited from 2001 to
                                                 2003; Trustee, Commonfund from 1989 to 2001;
                                                 Director, Sanlam Investment Management from
                                                 1999 to 2001; Director, Bulldogresearch.com from
                                                 2000 to 2001; Director, Quantec Limited from 1991
                                                 to 1999; Director and Chairman of the Board of
                                                 UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder of Modrall, Sperling, Roehl, Harris &     38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 61                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder of Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, Coopers, Inc.
                                                 since 1999; Director of ECMC Group (service
                                                 provider to students, schools and lenders) since
                                                 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon               55 Portfolios
Jr.         08543-9095                           Brothers Asset Management from 1992 to 1995;
            Age: 67                              Chairman of Salomon Brothers equity mutual funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     1984 to  Chairman of Fernwood Advisors (investment             39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 71                              R.P.P. Corporation (manufacturing) since 1978;
                                                 Director of International Mobile Communications,
                                                 Incorporated (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              29

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior       1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  Vice         present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011     President             MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Robert J.   P.O. Box 9011  Vice         1986 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
Martorelli  Princeton, NJ  President    present  to 2000.
            08543-9011
            Age: 47
------------------------------------------------------------------------------------------------------------------------------------
Kevin M.    P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
Rendino     Princeton, NJ  President    present  to 2000.
            08543-9011
            Age: 37
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

J.P. Morgan Chase Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


30         MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           MERRILL LYNCH FOCUS VALUE FUND, INC.    JULY 31, 2004              31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Focus Value Fund, Inc.
Box 9011
Princeton, NJ
08543

                                                                  #10263 -- 7/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -             Fiscal Year Ending July 31, 2004 - $37,000
                                      Fiscal Year Ending July 31, 2003 - $38,300

         (b) Audit-Related Fees -     Fiscal Year Ending July 31, 2004 - $0
                                      Fiscal Year Ending July 31, 2003 - $0

         (c) Tax Fees -               Fiscal Year Ending July 31, 2004 - $5,800
                                      Fiscal Year Ending July 31, 2003 - $15,400

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -         Fiscal Year Ending July 31, 2004 - $0
                                      Fiscal Year Ending July 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2004 - $15,735,706
             Fiscal Year Ending July 31, 2003 - $18,108,889

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Focus Value Fund, Inc.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Focus Value Fund, Inc.

        Date: September 17, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Focus Value Fund, Inc.

        Date: September 17, 2004


        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Focus Value Fund, Inc.

        Date: September 17, 2004